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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 10, 2004
(Date of earliest event reported)

WASHINGTON GROUP INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-12054	33-0565601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

720 PARK BOULEVARD, BOISE, IDAHO 83712
(Address of principal executive offices, including zip code)

208 / 386-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

        On November 10, 2004, Washington Group International, Inc. issued a news release announcing its financial results for the quarter ended October 1, 2004. A copy of this news release is furnished herewith as Exhibit 99.1

        This information, including exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Change Act, except as shall be expressly set forth by specific reference to this Form 8-k in such a filing.

Item 9.01. Financial Statements and Exhibits.

  (c)
  Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Washington Group International, Inc., on November 10, 2004, announcing its financial results for the quarter ended October 1, 2004.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASHINGTON GROUP INTERNATIONAL, INC.
By:	/s/ CRAIG G. TAYLOR
Name:	Craig G. Taylor
Title:	Corporate Secretary

Dated: November 10, 2004

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EXHIBIT INDEX

Number	Description
99.1	Washington Group International, Inc. news release, dated November 10, 2004, with financial data.

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  Item 2.02 Results of Operations and Financial Condition.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX